Exhibit 32.1

Certification of Principal Executive Officer Pursuant to
18 U.S.C. Section 1350
as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Nadim Qureshi, Principal Executive Officer of BPGC Acquisition Corp. (the “Company”), hereby certify, that, to my knowledge:

1.	the Amended Annual Report on Form 10-K/A for the year ended December 31, 2024 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 6, 2026

By:	/s/ Nadim Qureshi
	Name:	Nadim Qureshi
	Title:	Chief Executive Officer (Principal Executive Officer)